SECURED DEMAND PROMISSORY NOTE

$333,000                                                         March  31, 2005

         Innovative Card Technologies, Inc., a Delaware corporation ("Maker") hereby promises to pay to the order of Union Finance International Corp. ("Lender"), its successors and assigns, in lawful money of the United States of America, the lesser of THREE HUNDRED THIRTY-THREE THOUSAND DOLLARS ($333,000.00) or the principal balance outstanding under this Promissory Note, together with accrued and unpaid interest thereon, at the rate or rates set forth below, on demand.

         The unpaid principal amount of this Promissory Note shall bear interest at a rate per annum equal to eight percent (8%) calculated on the basis of a 365 day year and the actual number of days elapsed. If any interest is determined to be in excess of the then legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of the obligations evidenced by this Promissory Note.

         This Promissory Note may be prepaid in whole or in part at any time, without premium or penalty.

         Maker hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Promissory Note. The Maker shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses.

         This Promissory Note is secured by the Security Agreement attached hereto as Exhibit A.

         Should Maker not make any payments of principal or interest when due, Lender may proceed to enforce its legal remedies and will be entitled to collect its attorneys' fees in connection with any demands, litigation, or other process as necessary for collection hereunder. Lender retains the rights to take any action as may be appropriate to render the obligation of Maker under this Promissory Note and the amounts owed to Lender under this Note to be declared non-dischargeable in any bankruptcy actions upon any grounds including, but not limited to, the grounds set forth at 11 U.S.C. Sec. (a)(2)(A) or (a)(6).

         This Promissory Note has been executed and delivered in and will be construed in accordance with and governed by the laws of the State of New York and of the United States of America and the parties agree that the exclusive jurisdiction for any litigation arising from this Agreement will be conducted in the courts located solely in New York and all parties consent to jurisdiction therein. The prevailing party in any such litigation will be entitled to recover its attorney's fees.

         This Promissory Note may only be amended, modified or terminated by an agreement in writing signed by the party to be charged. This Promissory Note shall be binding upon the heirs, executors, administrators, successors and assigns of the Maker and inure to the benefit of the Lender and its permitted successors, endorsees and assigns. This Promissory Note shall not be transferred without the express written consent of Lender, provided that if Lender consents to any such transfer or if notwithstanding the foregoing such a transfer occurs, then the provisions of this Promissory Note shall be binding upon any successor to Maker and shall inure to the benefit of and be extended to any holder thereof. A copy of this Promissory Note signed by Maker and delivered by facsimile transmission to Lender will have the same effect as the delivery of an original of this Promissory Note containing the original signature of Maker.

                                            INNOVATIVE CARD TECHNOLOGIES, INC.

                                            By:  /s/Bennet Lientz, Jr.
                                                 ------------------------------
                                            Name: Bennet Lientz, Jr.
                                            Title: Chief Financial Officer

                          EXHIBIT A TO PROMISSORY NOTE
                  In Favor of Union Finance International Corp.

                               SECURITY AGREEMENT

         This Security Agreement ("Agreement") is dated March 31, 2005 and is executed by Innovative Card Technologies, Inc., a Delaware corporation ("Debtor"), in favor of Union Finance International Corp., and or its assigns ("Secured Party").

A. For valuable consideration, and to secure the payment and performance of the obligations described in this Agreement, Debtor assigns to Secured Party, and grants to Secured Party, pursuant to Division 9 of the Uniform Commercial Code as adopted in California, a security interest in the Debtor's assets, including goods, inventory, receivables, contract rights, general intangibles, documents, instruments and chattel paper (collectively, the "Collateral").

B. This Agreement and the security interest created by this Agreement are given for the purpose of securing: (a) payment of the indebtedness evidenced by that certain Promissory Note (the "Note") of even date herewith, in the principal amount of THREE HUNDRED THIRTY-THREE THOUSAND DOLLARS ($333,000.00), executed by Debtor to the order of Secured Party; (b) performance of each agreement of Debtor contained in this Agreement; (c) payment and performance of any additional existing or future obligations of Debtor to Secured Party when evidenced by a writing or writings reciting that they are so secured; and (d) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including but not limited to amendments, modifications, renewals or extensions which are evidenced by new or additional instruments, documents or agreements or which change the rate of interest on any obligations secured by this Agreement.

C. Debtor represents, warrants and agrees that: (a) Debtor has full title to the Collateral free from any liens, leases, encumbrances, defenses or other claims, except as set forth in Debtor's filings through March 3, 2005 with the Securities and Exchange Commission ("SEC"); (b) Debtor has informed Secured Party of all financing statements covering the Collateral, or any part thereof, that are on file in all public offices; (c) Debtor will execute all documents (including financing statements) and take such other action as Secured Party deems necessary to create and perfect a security interest in the Collateral; (d) Debtor will, at its sole cost and expense, defend any claims that may be made against the Collateral; (e) Debtor will pay and discharge all taxes and liens on the Collateral prior to delinquency; (f) Debtor will permit Secured Party to inspect the Collateral and Debtor's books and records pertaining thereto at any time; and (g) the Collateral will at all times remain personal property.

D. Secured Party acknowledges that the security interest created by this Agreement to secure payment of the Note is subject to the liens, leases, encumbrances, defenses or other claims on Debtor's property as set forth in Debtor's filings with the SEC through March 3, 2005.


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

E. In the event that Debtor fails to perform any obligation in this Agreement, Secured Party may, but will not be obligated to perform the same, and the cost thereof will be payable by Debtor to Secured Party immediately and without demand, and will bear interest at the highest rate then in effect under the Note, and will be secured by this Agreement.

F. A "default" or "event of default" will occur under this Agreement in the event of any of the following: (a) default in the payment or performance of any obligations secured by this Agreement or contained in this Agreement; or (b) breach of any representation or warranty contained in this Agreement.

G. Upon the occurrence of any default or event of default under this Agreement, all obligations secured by this Agreement will, at Secured Party's option, immediately become due and payable without notice or demand, and Secured Party will have all rights and remedies under law as a secured party under the Uniform Commercial Code, in any jurisdiction where enforcement of this Agreement is sought.

H. This Agreement may not be altered or amended except with the written consent of each of the parties. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, assigns and successors. The term "Secured Party" applies to the holder and owner, including any pledgee or assignee, of the Note or other obligations secured by this Agreement whether or not named as the Secured Party in this Agreement. All of Secured Party's rights and remedies under this Agreement are cumulative and not exclusive, and are in addition to all rights and remedies provided by law or under any other agreement between Debtor and Secured Party, or otherwise. Where the context permits, the plural term will include the singular, and vice versa. Where more than one person, partnership, corporation or other entity executes this Agreement as Debtor, their liability under this Agreement will be joint and several. Debtor waives notice of acceptance of this Agreement by Secured Party.

I. This Agreement will be construed under the laws of New York and the parties agree that the exclusive jurisdiction for any litigation arising from this Agreement will be in New York. The prevailing party in any such litigation will be entitled to recover its attorney's fees.

J. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document. A copy of this Agreement signed by a party and delivered by facsimile transmission to the other party shall have the same effect as the delivery of an original of this Agreement containing the original signature of such party.

DEBTOR:

INNOVATIVE CARD TECHNOLOGIES, INC.

/s/ Bennet Lientz, Jr.
By: Bennet Lientz, Jr.
Title: Chief Financial Officer

SECURED PARTY:

Union Finance International Corp.

/s/ Karim Souki
By: Karim Souki
Title: Director


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